Lake Shore Bancorp, Inc.

Annual Meeting of Shareholders

May 19, 2010

Lake Shore Bancorp, Inc.

Safe Harbor Statement

This presentation includes "forward looking statements" within the meaning of the Private Securities Litigation Reform Act of 1995. Such statements include, but are not limited to, statements concerning future business, revenue and earnings. These statements are not historical facts or guarantees of future performance, events or results. There are risks, uncertainties and other factors that could cause the actual results of the Company to differ materially from the results expressed or implied by such forward-looking statements. Information on factors that could affect the Company's business and results is discussed in the Company's periodic reports filed with the Securities and Exchange Commission. Forward looking statements speak only as of the date they are made. The Company undertakes no obligation to publicly update or revise forward looking information, whether as a result of new, updated information, future events or otherwise.

Lake Shore Bancorp Inc.
Corporate Profile



<u>Market Data (as of May 14, 2010) – (Source - NASDAQ)</u>

❑ Ticker Symbol	LSBK
❑ 52 – week Range	$ 6.85 - $ 8.50
❑ Current Price	$8.00
❑ Market Capitalization	$48.72 million
❑ Shares Outstanding	6.1 M shares
❑ 50 Day Avg. Trading Vol.	16,999 shares
❑ Dividend Yield	3.0%
❑ Ownership	
– Insider (including MHC, directors and executives)	63.75%
– Institutional	7.75%
– Other	28.50%

<u>Other Data (as of March 31, 2010 and 2009)</u>

- ❑ Return on Average Equity

  2010 - 5.14%   2009 – 2.99%

Lake Shore Bancorp, Inc.

Economic Environment

- **Bank Failures:**

The collapse of the housing market and the increase in mortgage delinquencies and home foreclosures, coupled with the credit crisis has led to a dramatic increase in bank failures over the past few years.

Since the start of the financial crisis in 2007, there have been more than 230 bank failures. In 2009 there were 140 bank failures. 68 banks have failed so far thru May 7, 2010.

- **Unemployment Rate:**

The national unemployment rate has increased since 2008, and as of April 2010, the unemployment rate was 9.6%.


11
10
9
8
7
6
5
4
Actual
Forecast
Mar-08
Jun-08
Sep-08
Dec-08
Apr-09
Jul-09
Oct-09
Jan-10
May-10
Aug-10

Lake Shore Bancorp, Inc.

- **Stock Market:**

The high volatility in the stock market continues, with large swings in market prices and indices.

Good gains were recorded during 2009, but investors are still a little jittery.

In spite of the current economic environment, our overall performance was strong during 2009.

Lake Shore Savings Facts:

- Lake Shore Savings has been in business for over 119 years
- Current assets as of April 30, 2010 exceeds $446.5 million
- New Branch Office opened in Depew, NY on April 5, 2010 - deposits at this branch exceeded $16 million as of May 8, 2010
- Currently we have 10 branches in Western NY, which consist of 5 branches in Chautauqua County and 5 branches in Erie County. We continue to look for new locations in Erie County.

Lake Shore Savings Facts (cont'd)

- Loan originations in 2009 were at an all time high. While other banks decreased or completely stopped lending in 2009, we continued to provide loan services to the communities we serve at a record pace.

2009 New Loans

Commercial Loans	$16.20 million
Home Equity Loans	$ 7.05 million
Residential Purchase and Modified	$ 54.40 Million
Total New Loans in 2009	$ 77.65 Million

LS Lake Shore Bancorp, Inc.

Lake Shore Savings Facts (cont'd.)

- **20%+ Deposit Growth in Erie County**

Erie County Deposits	2008	$ 89,830,309
Erie County Deposits	2009	$108,788,958

Total New Deposits - Erie County 2009	$18,958,649
Growth Percentile	21.1%

- **Marketing Campaigns & Customer Service – Erie County**

As a result of our marketing campaigns in Erie County, we believe that we have gained name recognition in this market area as a local community bank which provides value to the customer by providing services and products they need. Strong lending growth and deposit growth in this market area supports the fact that people want a bank who will care about their needs and provide quality service.

- **Dividend Payments**

We have maintained a steady dividend payment since becoming a public company. Currently we are paying $0.06 per share, which is an increase of 20% over last year.

LS Lake Shore Bancorp, Inc.

Lake Shore Savings Facts (cont'd.)

GROWTH OPPORTUNITIES/FUTURE

- **Developed a 3-5 year Strategic Plan in 2009 to plan for continued growth in the future.**
- **Branches in Erie County provide great potential for future growth opportunities.**
- **We take great pride in our employees and continue to add talented people to our staff.**
- **In 2010 we added Tracy Bennett to our Board of Directors. Tracy's expertise and accounting background will provide leadership to the Bank and the Audit Committee on which he will serve.**

Lake Shore Bancorp, Inc.

Lake Shore Savings Facts (cont'd.)

Addition to the Executive Management Team

- Daniel P. Reininga - named Executive Vice President & Chief Operating Officer on January 4, 2010
- A member of the Lake Shore Savings Bank Board of Directors for 14 years, serving in various capacities, including:
  - Vice Chairman of the Board
  - Chairman of the Asset/Liability Committee
  - Member of Audit, Loan and Executive Committee's
- ABA Stonier National Graduate School of Banking graduation candidate. This is an executive management school for the financial services industry. Dan will complete an intense 3 year program in June 2010.
- Currently heads the lending efforts of the bank, including Commercial Lending, Residential Mortgage lending, and Consumer lending, as well as Branch Administration, which includes our Retail Banking department.
- We welcome Dan to our Team!

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc.

- Review of Operations

Daniel P. Reininga,

Executive Vice President and Chief Operating Officer

Operations Review

Strategic Plan for the Future

- ❑Strategic Planning Process
- ❑Risk Management
- ❑Commercial Lending Strategy
- ❑Branch Growth
- ❑Administrative Headquarters
- ❑Orchard Park Originating and Underwriting Center

Operations Review

Review of the Strategic Planning Process

- ❑Senior Management and Board of Directors
- ❑Comprehensive Situational Analysis
- ❑Board Established Strategic Direction
- ❑Senior Management Plans Developed to Achieve Strategic Direction
- ❑Revised Mission Statement

Operations Review

Revised Mission Statement

At Lake Shore Savings, "Putting People First" means helping our Customers, energizing our Employees, respecting our Shareholders and serving the Communities in our region!

Operations Review

Risk Management

- Risk Management Policy Developed by the Board of Directors in Fall of 2009

- Policy Driven Risk Management Monitoring Plan Implementation by end of 2010

Lake Shore Bancorp, Inc.

Operations Review

Commercial Lending Strategy

- Board goal to increase Commercial Loan portfolio from $43 Million to $75 Million over the next 3 years
- Commercial Loan Department Structure aligned to achieve the Board established goal
- Risk Profile Matrix developed

Lake Shore Bancorp, Inc.

Operations Review

Branch Growth

- Depew
- New Branch every 12-18 months

Operations Review

Administrative Headquarters

- ❑Consolidation of Retail Lending, Accounting, and Administrative Senior Officers under one roof
- ❑State of the art facilities
- ❑Office vacated to be used for MIS Center

Operations Review

Orchard Park Originating and Underwriting Center

- ❑Hired Residential Mortgage Loan Originator
  - Market focus on areas not currently served by current LSBK Branch network in Erie County
- ❑Hired Loan Underwriter

Lake Shore Bancorp, Inc.

Operations Review

Operationally, LSBK is positioned to continue to achieve results aimed at managing overall risk while enhancing shareholder value

Lake Shore Bancorp, Inc.

Lake Shore Bancorp, Inc.

- **Financial Presentation**
  - Rachel Foley, Chief Financial Officer

Total Assets
($ in millions)



$450.0
$400.0
$350.0
$300.0
$250.0
$200.0
$333.7
$354.2
$357.8
$407.8
$425.7
$432.0
CAGR of 5.04%
2005
2006
2007
2008
2009
1Q 2010

Lake Shore Bancorp, Inc.

Loans, net
($ in millions)


$300.0
$250.0
$200.0
$150.0
$100.0
$206.2
$205.7
$218.7
$240.5
$259.2
$257.4
CAGR of 4.31%
2005
2006
2007
2008
2009
1Q 2010

Lake Shore Bancorp, Inc.

Loan Composition (as of December 31, 2009)



Home equity 11.67%
Commercial loans 4.42%
Consumer loans 0.92%
Construction loans 0.14%
Commercial real estate 10.96%
One-to-four family 71.88%

Non-performing Loans as a percentage of Gross Loans


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.66%
0.64%
0.75%
0.69%
0.65%
2005
2006
2007
2008
2009

Lake Shore Bancorp, Inc.

Loan Loss Reserves as a percentage of Loans


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.60%
0.61%
0.56%
0.61%
0.60%
2005
2006
2007
2008
2009

Total Deposits
($ in millions)



$400.0
$350.0
$300.0
$250.0
$200.0
$150.0
$100.0
$50.0
$-
$250.9
$249.6
$240.8
$293.2
$318.4
$320.6
CAGR of 4.78%
2005
2006
2007
2008
2009
1Q 2010

Deposit Composition (as of December 31, 2009)



Savings 9.12%
Money Market Accts 11.73%
Interest-Bearing Demand 13.15%
Noninterest-Bearing Demand 6.64%
Time Deposits > $100,000 17.12%
Time Deposits < $100,000 42.24%

Lake Shore Bancorp, Inc.

Net Interest Income
($ in millions)



$15.0
$13.0
$11.0
$9.0
$7.0
$5.0
$3.0
$1.0
$(1.0)
$9.5
$9.7
$9.5
$11.2
$11.8
2005
2006
2007
2008
2009

Lake Shore Bancorp, Inc.

Interest Rate Margin & Spread (in percentages)



5.00
4.50
4.00
3.50
3.00
2.50
2.00
1.50
1.00
0.50
0.00
3.09
3.00
2.92
3.19
3.03
2.93
2.60
2.42
2.75
2.70
2005
2006
2007
2008
2009
Net Interest Margin
Interest Rate Spread

Lake Shore Bancorp, Inc.

Treasury Yield



5
4
3
2
1
0
Percentage
0.14
0.13
0.19
0.16
0.33
0.22
0.52
0.39
0.94
0.87
1.4
1.4
2.27
2.03
2.98
2.7
3.57
3.19
4.23
4.11
4.41
4.06
1 mo
3 mo
6 mo
1 yr
2 yr
3 yr
5 yr
7 yr
10 yr
20 yr
30 yr
Treasury Maturities
5/10/2010
5/4/2009

Lake Shore Bancorp, Inc.

Net Income
($ in millions)


$2.5
$2.0
$1.5
$1.0
$0.5
$-
$2.1
$1.8
$1.8
$1.5
$2.2
2005
2006
2007
2008
2009

Lake Shore Bancorp, Inc.

Return on Average Assets (in percentages)


1.00%
0.80%
0.60%
0.40%
0.20%
0.00%
0.62%
0.52%
0.52%
0.39%
0.52%
2005
2006
2007
2008
2009

Lake Shore Bancorp, Inc.

Regulatory Capital Requirements

	Actual Actual		To be Well Capitalized under Prompt Corrective Action Provisions Action Provisions	
	Amount	Ratio	Amount	Ratio
	(Dollars in Thousands)			
As of December 31, 2009:				
Total capital (to risk-weighted assets)	$46,388	20.33%	$≥22,815	≥10.0%
Tier 1 capital (to adjusted total assets)	45,522	10.85	≥20,974	≥5.0
Tangible equity (to tangible assets)	45,522	10.85	N/A	N/A
Tier 1 capital (to risk-weighted assets)	45,522	20.0	≥13,689	≥6.0

Lake Shore Bancorp, Inc.

1st Quarter 2010 Results

- Total Assets up $6.3M since Dec. 31st
  - Loans, net down $1.7M
  - Investments up $7.7 M
- Total Deposits up $2.2M since Dec. 31st
- Total Borrowings up $4.3M since Dec. 31st

- **Increases primarily due to increase in borrowings as part of program to use FHLBNY advances as a strategy to match interest rates and maturities of our assets and liabilities, rather than selling loans on secondary market. This has been a successful program for us over the last 10 years.**

Lake Shore Bancorp, Inc.

1st Quarter 2009 vs. 1st Quarter 2008 Results

- $721,000 net income in 1st quarter 2010 compared to $405,000 in 1st quarter of 2009, a 78.0% increase.
  - $76,000 increase in loan interest income due to increase in loan volume since March 31, 2009
  - $534,000 decrease in interest expense due to steady decrease in interest rates since 2009
  - $70,000 decrease in provision for loan losses
  - $244,000 increase in non-operating expenses

Dividends Paid per Share



$0.07
$0.06
$0.05
$0.04
$0.03
$0.02
$0.01
$-
Q4 2006
Q1 2007
Q2 2007
Q3 2007
Q4 2007
Q1 2008
Q2 2008
Q3 2008
Q4 2008
Q1 2009
Q2 2009
Q3 2009
Q4 2009
Q1 2010
CAGR 5.08%

Lake Shore Bancorp, Inc.